U.S. Small Business Administration

                                                                 SBA LOAN NUMBER
                                                                 AT 212 264-4321

                                      NOTE

                                                                  Hauppauge, NY
                                                                ----------------
                                                                (City and State)

$500,000.00                                                  (Date)   9/17, 1996


     For value received the undersigned promises to pay to the order of

                              Marine Midland Bank
--------------------------------------------------------------------------------
                                    (Payee)

at its office in the City of Hauppauge,  State of New York

or at holder's option, at such other place as may be designated from time to time by the holder

               Five Hundred Thousand Dollars and 00/100 dollars,
--------------------------------------------------------------------------------
                               (Write out amount)

with interest on unpaid principal computed form date of each advance to the undersigned at the rate of P + 2 percent per annum, payment to be made in installments as follows:

(continued on Schedule A attached hereto and made a part hereof as though fully set forth herein.)


If this Note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

     The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, and expenses, whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or here after contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all in instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the under signed wIth the same force and effect as though such covenants and conditions were fully set forth herein.

     The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"), with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder;
(5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

     Upon the nonpayment of the indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

     Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the Indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing In favor of Holder, whether at law or equity, by statute or otherwise.

     The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

     The security rights of Holder and its as signs hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the collateral, or (c) any indulgence granted in respect to any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications.

     This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of o the Rules and Regulations of SBA (13 C.F.R. 101.1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable Federal law.



                                             Accident Prevention Plus; LLC


                                             /s/  Richard Goodhart
                                             -----------------------------------
                                             Richard Goodhart, CEO/Member




                                             /s/  Steven H. Wahrman
                                             -----------------------------------
                                             Steven Wahrman, President/Member




Seal
Attest


--------------------------------------------------------------------------------
     Note. - Corporate applicants must execute Note, in corporate name, by duly authorized officer, and seal must be affixed and duly attested: partnership applicants must execute Note in firm name, together with signature of a general partner.

                                 SCHEDULE A                    AT 212 264-4321


Borrower shall pay (from proceeds of financed transactions) 0N DEMAND, or of no demand, then on or before 1 years from the date of this Note the total principal amounts advanced by .Lender from time to time, plus interest as herein provided. No advance shall be made under this Note if, as a result of such advance, the total principal amount outstanding hereunder would exceed the sum of $500,000.00

THIS IS A VARIABLE INTEREST RATE NOTE. Interest on unpaid principal shall accrue at the initia1 rate of ten and one quarter percent (1O.25%) per annum. (Lender is to assure that interest rate on loan is in compliance with Federal and/or State Usury Laws) (the Lender shall give the Borrower and SBA written notice of any change in the interest rate of this Note within thirty (30) days after the effective date of any such change.)

(If the Borrower shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portion herein shall become fixed at the rate in effect as' of the first date of uncured default. If the Borrower shall not be in default in payment when SBA. purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion shall be fixed at the rate in effect as of the date of purchase by SBA.)

Expiration Date for Final Disbursement 6/15/97 (Lender's last allowable disbursement date.)

                              BORROWERS CERTIFICATE


We, Richard Goodhart, CEO/Member and Steven Wahrman, President/Member, certify to Marine Midland Bank, (Marine) that I am familiar with the representations made to Marine in the borrower's loan application made pursuant to said agreement and in support thereof further certify that:

a) All local, State and Federal taxes, including, but not limited to, income taxes, payroll taxes, real estate taxes, and sales taxes are paid current and that there are no outstanding liens, judgements or disputes which could detrimentally affect the financial position of the borrower; and

b) There has been no unremedied adverse change since the date of the Application, or since any of the preceding disbursements, in the financial or any other condition of borrower, which would warrant withholding or not making any such disbursement or any further disbursement; and

c) All information, representations and warranties given to Marine by the borrower in regard to the requested loan, without limitation, remain true and accurate.

d) The Borrower is in compliance with all applicable local, State and Federal environmental laws and regulations, and will continue to comply with all such laws and regulations in the future.

e) The Borrower agrees, to the extent feasible, to purchase only American-made equipment and products with the proceeds of this loan.

f) No change should be made in the management or direction of Borrower's affairs (including, but not limited to, a change in it's officers) or in the ownership of it's capital stock, which effects a change in the control of any such affairs without the prior written notice to and written consent from Marine Midland
Bank and the SBA.

g) Borrower hereby agrees that it will not permit the sale, pledge, assignment and/or transfer of any of its share of stock without the prior written consent of Marine and the SBA.

h) Applicant has obtained appropriate Federal, State and local permits and licenses required to conduct its business, and if, incorporated is in good standing with the state of incorporation and New York State.

i) Borrower agrees not to incur any additional financial obligation without prior written consent of Marine/SBA.

j) The recipient is not more than 60 days delinquent under any administrative order, court order, or repayment agreement between the recipient and the custodial parent or State Agency providing child support enforcement services that requires the recipient to pay child support as that term is defined in
Section 462 (b) of the Social Security Act.

k) No principal who owns at least 50% of the voting interest of the company is delinquent more than 60 days under the terms of any (a) administrative order,
(b) court order or (a) repayment agreement that requires payment of child support.


We acknowledge that Marine has requested the certification and will rely upon this certification in disbursing the funds made available 4 to the borrower under loan number AT 212 264-4321 guaranteed by the - Small Business Administration.


Certified this 17 day of _____________________, 1996


 Accident Prevention Plus, LLC



BY: /s/  Richard Goodhart C.E.O.
    -----------------------------------------
    Richard Goodhart, CEO/Member


BY: /s/  Steven H. Wahrman
    -----------------------------------------
    Steven Wahrman, President/Member

FOR ALL QUESTIONS REGARDING THIS LOAN CONTACT: Joseph A. Guorino AT 212 264-4321
 -------------------------------------------------------------------------------

                         SMALL BUSINESS ADMINISTRATION

                                26 Federal Plaza
                                   31st floor
                            New York, New York 10278
                            ------------------------
                                   (Address)

                        AUTHORIZATION AND LOAN AGREEMENT
                        --------------------------------
                                (GUARANTY LOANS)

                                     Guaranty Participation Loan No.: 9417783006





Marine Midland Bank     Attention: J.W. Walters
-----------------------------------------------
(Lender)


One Marine Midland Center
-----------------------------------------------
(Address. include ZIP code)


Buffalo, New York 14203
-----------------------------------------------



Your request dated 7/22/96 for SBA to Guarantee 75% of a 1 year Loan in the amount of $ 500.009 to be made by Lender to:


                          Accident Prevention Plus, LLC
                          -----------------------------
                         (Name and Address of Borrower)


                          700 Veterans Memorial Highway
                          -----------------------------


                            Hauppauge, New York 11788
                            -------------------------

is hereby approved pursuant to Section 7(a) of the Small Business Act, as amended.

1. THE FOLLOWING FORMS ARE HEREWITH ENCLOSED:

     (a) SBA Note (Form 147), to be executed by the Borrower. The original executed Note must be retained by you and a copy must be sent to SBA immediately after first disbursement, The Guaranty fee of 114% of the amount guaranteed ($375,000) shall be paid by the lender within fifteen (15) calendar days from the date of this Authorization. The Lender may charge the Borrower for such fee only after the Lender has paid the fee and an initial disbursement has been made on the Loan. The fee may be deducted from loan proceeds.

     (b) SBA Settlement Sheet, Form 1050, is to be completed and executed by Lender and Borrower at first disbursement. Return the original to SBA.


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


     (c) Compensation Agreement (SBA Form 159) shall be executed by Borrower, its representative and Lender and returned to SBA if Borrower has employed an attorney, accountant or other representative, or if Borrower is charged fees for services by Lender or an associate of Lender. If no such fees have been charged, please write "None" and return the form, executed by the Lender and Borrower, to SBA.

     (d) The original copy of this Authorization and documents itemized below, if any, shall be executed prior to first disbursement and retained in loan file by the Lender. (A copy of the Authorization and all documents should be given to the Borrower.)

          Security Agreement.
          Assignment of Proceeds
          UCC-1 (Financing Statement)
          UCC-3 (Lien Check)
          Guaranty
          Personal Guarantees
          Assignment of Life Insurance
          Resolution of Board of Directors

2. THIS AUTHORIZATION IS SUBJECT TO:

     (a)  Provisions of the Guaranty Agreement between lender and SBA.

     (b) No disbursement of this Loan shall be made beyond the maturity date established below, unless such time is extended pursuant to prior written consent of SBA.

     (c) Receipt by Lender of evidence satisfactory to it in its sole discretion, that there has been nounremedied adverse change since the date of the Lender's Application for Guaranty, or since any of the preceding disbursements, In the financial or any other condition of Borrower, which would warrant withholding or not making any such disbursement or any further disbursement.

     (d) The representations made by Borrower in the loan application, the requirements or conditions set forth in Lender's application form, including the supporting documents thereto, the conditions set forth hereIn and any future conditions imposed by Lender (with prior SBA approval).

     (e) In the event that a creditor of the Borrower other than the Lender has a prior security interest in the export-related inventory and/or export receivables to be financed by this Loan, the Lender shall enter into a written agreement with the Borrower and other such creditor providing for the subordination of such other creditor's security interest in the collateral so that the Lender shall have a valid and enforceable, first priority security interest in the applicable collateral.

3. TERMS OF LOAN:

     (a)  Repayment Term, interest Rate and Maturity.

          (1) Repayment terms contained in the executed SBA Form 147 Note shall conform to the following paragraphs:

               Borrower shall pay (from proceeds of financed transactions) ON DEMAND,) or if no demand, then on or before 1 years from the date of this Note the total principal amounts advanced by Lender from time to time, plus interest as herein provided. No advance shall be made under this
               Note if, as a result of such advance, the total principal amount outstanding hereunder would exceed the sum of $500.000

               THIS IS A VARIABLE INTEREST RATE NOTE. Interest on each principal advance shall accrue at the initial rate of ten and one quarter percent (10.25%) per annum. (Lender is to assure that interest rate on loan is in compliance with Federal and/or State Usury
               Laws). (The Lender shall give the Borrower and SBA written notice of any change in the interest rate of this Note within thirty
               (30) days after the effective date of any such change.

               (If the Borrower shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said Indebtedness, the rate of interest on both the guaranteed and unguaranteed portion herein shall become fixed at the rate in effect as of the first date of uncured default. If the Borrower shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion shall be fixed at the rate in effect as of the date of purchase by SBA.

          (2) Expiration Date for Final Disbursement 6/15/97 (Lender's last allowable disbursement date.)

     (b)  Use of proceeds to be covered by guarantee:

Preshipment Working Capital - Cash amount not to exceed $500,000 disbursed against acceptable purchase orders to provide working capital for the acquisition or production of the export goods. Proceeds to be credited to Borrower's account with Lender.

     (c)  Collateral:

1. A first priority security Interest In export inventory, accounts receivable and the contract rights arising therefrom, now owned and hereafter acquired.

2.   The personal guarantees of Richard J. Goodhart & Steven H. Wahrman.

3. A first security interest in all corporate assets including inventory, accounts receivable, machinery, equIpment, furniture, fixtures and leasehold Improvements.

4. Borrower to deliver original letter(s) of credit together with all present and future amendments to the Lender with instructions to negotiate same on its behalf. Beneficiary to provide an assignment of proceeds to the Lender, which will be the basis for the loan disbursements, and the proceeds will be applied to the SBA guaranteed loan. All documents submitted, hereunder, shall be kept on file by the lender with copies provided to SBA upon request.

5. A copy of the L/C or confirmed purchase order, contract with all amendments, if any, must be submitted to the lender for review and approval.

6. The inventory, related to the letters of credit on which disbursements are based, as well as the proceeds or receivables resulting from same, are the primary collateral for the guaranteed loan.

     The proceeds of all letters of credit, now assigned or subsequently generated relative to this guarantee, will be assigned to the lender by the borrower/beneficiary to be applIed to the SBA guaranteed loan(s).

     Appropriate arrangements will be made to permit such proceeds to come under the control of the lender. Final arrangements, for this purpose, between the borrower and the lender are subject to approval by SBA.

7. The proceeds of all export receivables, now assigned or subsequently generated relative to this guarantee, will be assigned to the lender to be applied to the SBA guaranteed loan(s). Appropriate arrangements will be made to permit such proceeds to come under the control of the lender. Final arrangements, for this purpose, between the borrower and the lender are subject to approval by SBA.

8. In the case of documentary collection transactions the borrower agrees that the lender, or its nominee, will in all cases be used as the U.S.
     remitting bank, and that proceeds of such present and future collectIons will be assigned to the lender to be applied to the SBA guaranteed loan.

9. Evidence of an acceptable EXIMBANK credit insurance policy providing insurance on the exporter covering the type of goods or services shipped to named buyers and countries, in sufficIent dollar amount, for the stated purposes and requirements of this loan guarantee. The borrower must assign all claim proceeds to the lender and/or designate the lender as the loss payee under said policy. See Special Conditions for details.

10. A letter issued and signed by borrower stating that a validated license is not required and citing the reliable authority for such statement, together with prior experience on identical product if available.

11. Disbursements may be made for up to 8O% of acceptable and valid letters of credit of similar quality, terms and conditions to those provided for the initial disbursement. At all times, the cumulative value of such unshipped letters of credit must represent a sum that equals or exceeds 120% of the loan outstanding.

     Should the loan outstanding exceed these limits for any reason, including the expiration of the validity date of a letter of credit, after a fifteen
     (15) day grace period to cure invalIdity situations the sum representing the excess outstanding loan will become due as of that date.

12. The borrower must be required to secure all of the documentation necessary to establish an enforceable obligation against the buyer. This includes, but is not limited to, a formal purchase order, bills of lading and/or other necessary transportation documents, and a commercial invoice.

13. The Borrower must agree no new credit facilities will b established or major debt restructured; capital investment made; accelerated payment of existing debt; bulk sale of assets; increases in salaries of policy level management; payments of principal outstanding under any loans, either now or hereafter existing; made between a stockholder end the borrower; or principal payment on any debt which the guarantee indicates will be subordinated, without the prior written approval of SBA and the Lender.

14. SBA and the Lender shall be advised, as far in advance as possible, but no less than 30 days, of any planned changes in general or financial management of the borrower.

15. Lender agrees that no additional credit facilities, other than those already existing and advised to SBA. will be extended to the borrower without SBA's written concurrence.

16. All export receivables generated by this sale shall be covered under a valid EXIMBANK credit insurance policy. Therefore, at the initiation of the loan agreement, the borrower shall provide to acceptable to the lender:

          1. copy of the policy initiation or renewal declaration together with the broker's endorsement if a broker exists.

          2. a statement on the borrower's letterhead certifying that at least 51% of the goods being shipped and insured under the policy are of U.S. origin end are not intended for military use;

          3. a statement that none of the-covered buyers or consignees have, or will have, a financial relatIonship to the insured.

          To assure the continuing validity of the policy, the borrower shall submit (on a monthly basis) to the lender and the lender shall review for acceptability:

          1. copies of all monthly EXIMBANK insurance reports and premium calculations together with a photocopy of the check in payment for the same, from, or verified by, the broker of record to be submitted within 15 days of each reporting period.

          2. copies of monthly aging of accounts receivable reports land accounts payable] to be submitted withIn 15 days of the end of each reporting period.

     (d)  Additional Requirements:

          (1)  SBA Form 160, Resolution of Board of Directors.

          (2)  Prior to preparation of closing documents, Borrower shall furnish
               Lender:

               (i) A Certified copy of the properly recorded Articles of Incorporation and any /amendments thereto, and a copy of the By-Laws.

4. To further induce Lender to make and SBA to guarantee this Loan, Lender and SBA impose the following conditions:

     (a) Reimbursable Expenses - Borrower will, on demand, reimburse Lender for any and all expenses incurred, or which may be hereafter incurred, by Lender from time to time in connection with or by reason of Borrower's application for, the making and administration of the Loan.

     (b) Books, Records, and Reports - Borrower will at all times keep proper books of account In a manner satisfactory to Lender and/or SBA. Borrower hereby authorizes Lender or SBA to make or cause to be made, at Borrower's expense and in such manner and at such times as Lender or SBA may require, (a) inspections and audits of any books, records and papers in the custody or control of Borrower or others, relating to Borrower's financIal or business condition, including the makIng of copies thereof and extracts therefrom, and (b) Inspections and appraisals of any of borrower's assets. Borrower will furnish to Lender and SBA Borrower's financial and operating statements as may be required by SBA or Lender. Borrower hereby authorizes all Federal, State and municipal authorities to furnish reports of examinations, records, and other information relating to the conditions and affairs of borrower and any desired information from reports, returns, files, and records of such authorities upon request therefore by Lender or SBA.

     (c) Borrower shall not execute any contracts for management consulting services without prior approval of Lender and SBA.

     (d) Distribution and Compensation Borrower will not, without the prior consent of Lender or SBA (a) if borrower is a corporation, declare or pay any dividend or make any distribution upon its capital stock, or purchase or retire any of its capital stock, or consolidate, or merge with any other company, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any company directly or Indirectly controlling or affiliated with or controlled by Borrower, or any other company, or to any officer, director or employee of Borrower, or of any such company,
          (b) If Borrower Is a partnership or Individual, make any distribution of assets of the business of borrower, other than reasonable compensation for services, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any partner or any of its employees, or to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company.

     (f)  Other provisions:

          (1) Multiple draws and repayments are authorized as long as the outstanding balance does not exceed the stated line of credit.

          (2) The Borrower shall require payment In U.S. Dollars unless SBA otherwise agrees in writing.

          (3) The Borrower will secure all documentation necessary to establish an enforceable obligation against the buyer. This includes, but is not limited to, a signed or otherwise verifiable purchase order or contract, bills of lading or other necessary transportation documents, and a commercial invoice. A copy of confirmed orders, contracts, etc., with all amendments, If any, shall be submitted to the lender and SBA for review and approval.

          (4) Borrower will negotiate or enter for collection all payments through the Lender.

          (5) Borrower must furnish Lender quarterIy progress report in form satisfactory to Lender during the term of the loan.

          (6) Borrower must be current on all payroll taxes and have in operation a depository plan for the payment of future withholding taxes.

          (7) Agreement by Lender to execute any right of offset available in the event of a default by the Borrower. All funds received are to be applied to the outstanding loan balance prior to requesting that SBA honor its guaranty.

          (8) Borrower to display SBA Form 722, Equal Opportunity Poster, at his place of business, where it is clearly visible to employees, applicants for employment, and the general public.

          (9) Hazard insurance in such amounts and for such coverages as shall be satisfactory to Lender, and must contain a mortgagee loss payee clause similar in character to the New York Standard Mortgagee Clause.

          (10) Borrower shall not change ownership or control and shall not reorganize or change its name or form of organization without the prior written consent of the Lender/SBA. Failure to obtain prior written consent shall constitute default and authorizes Lender/SBA to declare all or any part of the indebtedness immediately due and payable.

          (11) Guarantor hereby waives and relinquishes any right of subrogation or other right of reimbursement from the Debtor or the Debtor's estate and any other right to payment from the Debtor or the Debtor's estate arising out of or on account of any sums paid or agreed to be paid by Guarantor under this Guaranty, whether any such right is reduced to judgement, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (12) Notwithstanding any other provisions o this Authorization, the Lender may use its own form(s) in lieu of standard SBA forms, provided Lender has obtained SBA's prior written consent as to specific content and format of said alternate forms. (This waiver does not apply to SBA Form 159, Compensation Agreement, SBA Form 147 Note, SBA Form 148 Guaranty, SBA Form 1050 Settlement Sheet, which are mandatory forms.)

          (13) Lender/SBA shall have right of approval of all compensation of officers and stockholders.


5. Parties Affected - This Agreement shall be binding upon Borrower and Borrower's successors and assigns. No provision stated herein shall be waived without the prior written consent of SBA. The Loan shall be administered as provided in the Guaranty Agreement.







                                                 Philip Lader
                                                 -------------------------------
                                                                   Administrator


                                                          Marketing     7/24/96
                                                 -------------------------------
                                                 Title                   Date


                                                 /s/
                                                 -------------------------------
                                                            (Signature)


Borrower hereby agrees to the conditions imposed herein and further agrees that the terms and conditions herein are for the benefit of, and may be enforced by, Lender and SBA. This Authorization and Loan Agreement and amendments constitute the Loan Agreement between Lender and Borrower:

                                       -----------------------------------------
                                      (Borrower)                          (Date)



--------------------------------------------------------------------------------
NOTE: Corporate applicants must execute Authorization, In corporate name, by duly authorized officer. and seal must be affixed and duly attested; partnership applicants must execute in firm name, together with signature of a general partner.


Borrower's Name Accident Prevention Plus, LLC                       9/17/96
                ----------------------------------------------------------------



                                                /s/ Richard Goodhart
                                                --------------------------------
                                                Richard Goodhart, CEO/Member

                                                /s/  Steven H. Wahrman
                                                --------------------------------
                                                Steven Wahrman, President/Member


Seal
Attest:

Marine Midland Bank

                      VARIABLE INTEREST TIME OR DEMAND NOTE

                                                BANK
                                                USE
                                                ONLY
                                                --------------------------------
                                           Hauppauge, NEW YORK     July 29, 1996
                                           -------------------------------------

Demand after date, for value received, the undersigned (jointly and severally, if the undersigned be more than one) promise(s) to PAY TO MARINE MIDLAND BANK
(Bank) or order, at its HAUPPAUGE OFFICE at HAUPPAUGE NEW YORK THE SUM OF TWENTY FIVE THOUSAND AND xx/00 DOLLARS $25,000 with interest on the principal balance hereof from time to time unpaid at a per annum rate equal to the Bank's prime rate as defined below, plus ???%

--------------------------------------------------------------------------------

The Bank's prime rate means the rate of interest publicly announced by the Bank from time to time as its prime rate and is a base rate for calculating interest on certain loans, After maturity (whether by acceleration or otherwise), if this note is a time note, or after demand, if this note is payable on demand, this note shall bear interest computed at a rate of 2% per month. In no event shall the interest rate on this note exceed the maximum rate authorized by applicable law. Any change in the interest rate on this note resulting from a change in the Bank's prime rate shall be effective on the date of such change. If this note is not payable on demand, any holder or this note may declare this note to be immediately due and payable whenever the holder hereof has the right to do so under any Security Agreement or other agreement, now or hereafter in effect, pursuant to which payment of the Indebtedness evidenced by this note is secured; or, irrespective of the terms or existence of any such Security Agreement or other agreement, upon the happening of any of the following: nonpayment when due, of principal of or interest on any indebtedness evidenced by this note; default by any maker hereof In the performance of any obligation, term or condition of any agreement between such maker and the holder hereof; death or judicial declaration of incompetency of any maker hereof, if an individual; the filing by or against any maker hereof of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or any foreign jurisdiction now or hereafter in effect; the making of any general assignment by any maker hereof for the benefit of creditors; the appointment of a receiver or trustee or any maker hereof or for any assets of any such maker, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the occurrence of any of the foregoing events with respect to any indorser, guarantor or any other party liable for, or whose assets or any interest therein secures, payment of any indebtedness evidenced by this note, or the occurrence of any such event with respect to any general partner of any maker hereof, if any such maker is a partnership; if any certificate, statement, representation, warranty or audit heretofore or hereafter furnished by or on behalf of the undersigned, as an inducement to the Bank to extend any credit to, or for entry into any agreement with, the undersigned proves to have been false in any material respect at the time of which the facts therein set forth were stated or certified, or to have omitted any substantial contingency or unliquidated liability or claim against the undersigned; or if the holder hereof in good faith believes that the prospect of payment of all or any part of the indebtedness evidenced by this note is impaired. This note and the loan it evidences shall be construed under the laws of New York State, as the same may from time to time be in effect. The undersigned agrees that any action or proceeding to enforce this note may be commenced in the Supreme Court of New York in any county, or in the District Court of the United States in any district, in which the Bank has an office, and the undersigned waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered mall to the undersigned, or as otherwise provided by the laws of the State of New York or the United States. The undersigned waives the right to jury trial and agrees that any action or proceeding to enforce this note or any action or proceeding commenced by the undersigned against the Bank and arising out of this note or the loan it evidences, will be tried before a judge and not a jury. The undersigned acknowledges that the foregoing waiver is informed and voluntary. The undersigned agrees to pay all costs and expenses incurred by the holder hereof in enforcing this note, including, without imitation, actual attorneys' fees and legal expenses.

Interest will be calculated for each day at 1/360th of the foregoing per annum rate, which will result in a higher effective annual rate. However, if this [ ] box is checked, interest will be calculated for each day at 1/365th of the per annum rate. If this [ ] box is checked, the undersigned will pay interest [X] monthly [ ] quarterly until maturity or demand, at which time the undersigned will pay any remaining accrued interest.

ACCOUNT NUMBER                              /s/  Richard Goodhart, C.E.O.
                ------------------          ------------------------------------